                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                                                  CONFORMED COPY

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) December 8, 1998



                             POLYMER SOLUTIONS, INC.
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             (Exact name of Registrant as specified in its charter)

Nevada.  U.S.A                                            0-18583                         88-0360526
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(State or other jurisdiction of incorporation)     (Commission file number)      (IRS Employer Identification No.)

1569 Dempsey Road, North Vancouver, British Columbia, CANADA    V7K 1S8
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(Address of Principal Executive Office)                       (Postal Code)

Registrant's telephone number, including area code (604) 683-3473

#410 - 1055 West Hastings Street, Vancouver, British Columbia Canada V6E 2E9
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(Former name or former address, if changed since last report)



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ITEM 5. REGISTRANT REPORT OF ANY OTHER EVENT WHICH IT DEEMS OF IMPORTANCE TO ITS
SECURITY HOLDERS.

On December 3, 1998 the Company completed Shares for Debt with the following Creditors. Pursuant to a debt settlement agreement, the creditors agreed to settle the outstanding debt of Cdn$443,718 at a price of Cdn$0.70 per share for an aggregate of 633,883 Common Shares issued of the Company.

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                                                                         NUMBER AND
                                                                          TYPE OF              PURCHASE
                                                                        SECURITIES TO          PRICE PER
NAME OF PLACEE                       ADDRESS                            BE PURCHASED           SECURITY
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
Edward C. Andercheck                 C101 - 2900 Bristol Street          37,882 shares of       $0.70 Cdn
                                     Costa Mesa, CA                      common stock
                                     92626
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Gordann Consultants Ltd.             1569 Dempsey Road,                  50,000 shares of       $0.70 Cdn
                                     North Vancouver, B.C.               common stock
                                     V7K 1S8
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ABE Industries (1980) Inc.           1569 Dempsey Road,                  142,857 shares of      $0.70 Cdn
                                     North Vancouver, B.C.               common stock
                                     V7K 1S8
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E. Laughlin Flanagan                 4478 Garden Brook Drive             141,958 shares of      $0.70 Cdn
                                     Chico, CA                           common stock
                                     95973
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Vaughan & Co. Executive Search Inc.  9 Executive Circle, Suite 240       85,310 shares of       $0.70 Cdn
                                     Irvine, CA                          common stock
                                     92614
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F. Joe Bosler and Fay E. Bosler      32 Rue Fontainebleau                142,899 shares of      $0.70 Cdn
(as community property               Newport Beach, CA                   common stock
                                     92660
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Michael V. Tolbert                   1586 Ponderosa                      32,977 shares of       $0.70 Cdn
                                     Costa Mesa, CA                      common stock
                                     92626
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                                                                         633,883 shares of
                                     TOTAL SHARES                        common stock

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POLYMER SOLUTIONS, INC.


Date December 8, 1998                   /S/ Gordon L. Ellis
    ---------------------------        -----------------------------------------
                                       Gordon L. Ellis
                                       Chairman